Exhibit 99.1

AVCT Announces Closing of Divestiture of Computex Technology Solutions to Calian Group Ltd.

The sale will complete AVCT’s transition to a pure-play cloud communications and collaboration company, centered on its premium Kandy platform and further strengthen its financial position

ATLANTA, March 16, 2022 (GLOBE NEWSWIRE) -- American Virtual Cloud Technologies, Inc. (the “Company”) (Nasdaq:AVCT), a trusted partner providing best-in-class cloud-based solutions to global enterprise customers, today announced it has successfully closed the sale of its Computex Technology Group (Computex) business to Calian Group Ltd. (Calian) (TSX: CGY), completing AVCT’s transition to a pure-play cloud communications and collaboration company, centered on its premium Kandy platform. The proceeds from the sale leave AVCtechnologies debt-free.

AVCT’s Kandy platform, which it acquired in December 2020, is one of the largest pure-play providers of cloud communications services (e.g., UCaaS) for enterprise customers and has consistently generated above-market revenue growth rates. Darrell J. Mays, CEO of AVCT, said “Our white-label relationships with key telecommunication companies and technology vendors, global carrier-grade connectivity, and proven SD-WAN integration position AVCT as a premier cloud communications provider poised to gain market share.”

AVCT acquired Computex, an award-winning IT solutions provider specializing in data centers, enterprise networking, cloud, cybersecurity, and managed services, in April 2020.

“We are pleased to have found an excellent home for Computex and are confident that it will thrive under Calian’s ownership,” said Mays.

Truist Securities, Inc. served as sole financial advisor and Greenberg Traurig LLP served as legal counsel to AVCT in connection with the transaction.

About American Virtual Cloud Technologies, Inc.
American Virtual Cloud Technologies, Inc. is a premier global cloud communications offering proprietary UCaaS, CPaaS, and CCaaS capabilities. Our mission is to provide global technology solutions with a superior customer experience. For more information, visit https://www.avctechnologies.com.

About Kandy
Kandy, an AVCtechnologies company, is a cloud-based, real-time communications platform offering proprietary UCaaS, CPaaS, CCaaS, Microsoft Teams Direct Routing as a Service, and SIP Trunking as a Service capabilities. Kandy enables service providers, enterprises, software vendors, systems integrators, partners, and developers to enrich their applications and services with real-time contextual communications, providing a more engaging user experience. With Kandy, companies of all sizes and types can quickly embed real-time communications capabilities into their existing applications and business processes. For more information visit kandy.io

About Computex Technology Solutions
Computex Technology Solutions is an award-winning solutions provider that enables its clients to grow, differentiate and evolve their business via innovative and proven technology. An American Virtual Cloud Technologies IT service management company (AVCtechnologies), Computex combines its over 30 years of hands-on experience with its unparalleled processes to deliver enterprise networking, cloud and cybersecurity data center solutions, as well as managed services, that meet each of its customers’ unique IT, business and budgetary goals. To learn more, please visit: https://computex.net/ or call 888-335-2789.

Cautionary Note Regarding Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, the Company’s projections, estimates and forecasts of revenue and other financial and performance metrics and planned future growth. The Company’s actual results or outcomes and the timing of certain events may differ significantly from those discussed in any forward-looking statements, including as a result of the uncertainty associated with the impact of the Computex sale on the Company’s business, including its financial and operating results and its employees and clients. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the industries in which the Company operates; risks associated with the potential effects of COVID-19 on the Company’s business; ability to maintain the Company’s listing on the Nasdaq Capital Market; ability to retain key personnel; the potential impact of consummation of the disposition of the Company’s Computex business on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in the Company’s amended annual report on Form 10-K filed with the SEC on May 14, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this report. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contact:
Info@avctechnologies.com